Exhibit 99.1

News Release

One Centerpointe Drive, Ste. 200, Lake Oswego, Oregon 97035 503-684-7000		www.gbrx.com
For release: August 28, 2018, 6:00 a.m. EDT	Contact:	Jack Isselmann, Public Relations
Justin Roberts, Investor Relations
Ph: 503-684-7000

Greenbrier Promotes Lorie Tekorius to Chief Operating Officer

~ Recognizes contributions to Greenbrier and advances succession planning ~

~ Greenbrier’s strategic goal is to increase scale, growth and talent pipeline ~

Lake Oswego, Oregon, August 28, 2018—The Greenbrier Companies, Inc. (NYSE: GBX) today announced that its Executive Vice President (EVP) and Chief Financial Officer (CFO), Lorie Tekorius, has been appointed EVP and Chief Operating Officer (COO) by its Board of Directors, with expanded responsibilities, continuing to report to William A. Furman, Chairman, President and Chief Executive Officer. In her newly-created COO role, Tekorius steps into leadership for Greenbrier’s wheels, parts and repair operating unit and takes on additional responsibility for human resources and corporate safety & security.

Rick Turner, Senior Vice President for Wheels, Parts & Repair, will report to Tekorius. Turner will manage 24 wheels, parts and repair shops, double the number of locations in the Greenbrier shop network, after the dissolution of the GBW Railcar Services joint venture and the return of Greenbrier’s shops announced August 20.

Adrian Downes has been promoted to Acting CFO and remains reporting to Tekorius. Downes joined Greenbrier in 2013 as Chief Accounting Officer and has over 30 years of accounting and finance experience in a variety of industries, both with publicly held and privately held companies. He currently directs all Greenbrier’s global corporate and operational accounting activities and oversees Greenbrier’s information technology and tax planning functions.

Tekorius continues her management of corporate strategy and oversight of Greenbrier’s financial team as well as investor relations and planning led by Justin Roberts, Vice President, Corporate Finance and Treasurer. Additionally, she chairs Greenbrier’s executive committee comprised of senior management.

Tekorius has been with Greenbrier for 23 years in various financial capacities. Tekorius was appointed CFO in February 2016 and Executive Vice President and chair of the executive committee in April 2017. In May 2018, she was recognized by the Portland Business Journal for her corporate and community work as Oregon’s “CFO of the Year—Public Company Category”.

Furman stated, “Lorie is a highly skilled executive with more than two decades of service to Greenbrier. Her promotion and enhanced responsibilities reflect the reality of the increased duties she has accepted through her successive advancements in management at Greenbrier. Lorie has demonstrated a strong sense of our values, including integrity, respect for people and customers, along with an ability to collaborate across the organization to achieve shared success. Lorie’s promotion to COO today demonstrates Greenbrier’s emphasis on growing from within as we continue to plan our future. In her enhanced role, Lorie will help Greenbrier focus our energies on management’s strategic plan to emphasize growth and scale while building our bench of talent and sharpening our succession plans throughout the company.”

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About Greenbrier

Greenbrier—headquartered in Lake Oswego, Oregon—is a leading international supplier of equipment and services to global freight transportation markets. Greenbrier designs, builds and markets freight railcars and marine barges in North America. Greenbrier Europe is an end-to-end freight railcar manufacturing, engineering and repair business with operations in Poland, Romania and Turkey that serves customers across Europe and in the nations of the GCC. Greenbrier builds freight railcars and rail castings in Brazil through two separate strategic partnerships. We are a leading provider of freight railcar wheel services, parts, repair, refurbishment and retrofitting services in North America through our wheels, parts & repair business unit. Greenbrier offers railcar management, regulatory compliance services and leasing services to railroads and related transportation industries in North America. Through unconsolidated joint ventures, we produce industrial and rail castings, tank heads and other components. Greenbrier owns a lease fleet of over 8,500 railcars and performs management services for 368,000 railcars. Learn more about Greenbrier at www.gbrx.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including any statements that are not purely statements of historical fact. Greenbrier uses words such as “anticipates,” “believes,” “forecast,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “projects,” “hopes,” “seeks,” “estimates,” “strategy,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “foreseeable future” and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, reported backlog and awards that are not indicative of Greenbrier’s financial results; uncertainty or changes in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of Greenbrier’s indebtedness; write-downs of goodwill, intangibles and other assets in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; policies and priorities of the federal government regarding international trade, taxation and infrastructure; sovereign risk to contracts, exchange rates or property rights; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve certification or market acceptance of new products or technologies; steel or specialty component price fluctuations and availability and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, costs or inefficiencies associated with expansion, start-up, or changing of production lines or changes in production rates, changing technologies, transfer of production between facilities or non-performance of alliance partners, subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; integration of current or future acquisitions and establishment of joint ventures; succession planning; discovery of defects in railcars or services resulting in increased warranty costs or litigation; physical damage or product or service liability claims that exceed Greenbrier’s insurance coverage; train derailments or other accidents or claims that could subject Greenbrier to legal claims; actions or inactions by various regulatory agencies including potential environmental remediation obligations or changing tank car or other railcar or railroad regulation; and issues arising from investigations of whistleblower complaints; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in Greenbrier’s Annual Report on Form 10-K for the fiscal year ended August 31, 2017, Greenbrier’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2018, and Greenbrier’s other reports on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, Greenbrier does not assume any obligation to update any forward-looking statements.

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